BARON

FUNDS®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated December 22, 2014

to Statement of Additional Information dated April 30, 2014

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective February 20, 2015, in connection with the principal investment strategy of Baron Focused Growth Fund (the “Fund”), the Statement of Additional Information of the Fund is modified as follows:

On page 3 of the Statement of Additional Information, the second sentence of the first paragraph under “Investment Goals, Strategies and Risks,” which reads as follows: “Baron Focused Growth Fund will invest primarily in equity securities of small- and mid-sized U.S. growth companies.” is deleted in its entirety and replaced with the following: “Baron Focused Growth Fund invests 65% of its net assets in equity securities in the form of common stock of small- and mid-sized growth companies with market capitalizations up to the largest market cap stock in the Russell Midcap Growth Index at reconstitution. The 65% standard is measured at the time of purchase. At the last reconstitution by Russell on June 30, 2014, the largest market cap stock in the Russell Midcap Growth Index was $29.87 billion.”

This information supplements the Statement of Additional Information dated April 30, 2014. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.